UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2005

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Mr. Scot Eisenfelder was recently hired to serve as Senior Vice President, Marketing and Strategic Planning, effective May 1, 2005. He will be an executive officer of the company. Pursuant to the terms of his employment, Mr. Eisenfelder is entitled to receive an annual base salary of $325,000 and he is entitled to participate in the company's executive compensation arrangements described in the compnay's Proxy Statement filed with the SEC on January 6, 2005 (the "2005 Proxy Statement"), including without limitation, bonus programs and equity compensation plans. In addition, Mr. Eisenfelder was granted a sign-on bonus, payable on May 1, 2005, of (i) $80,000 in cash, (ii) 10,000 shares of restricted stock under the 2004 Executive Stock Plan (as defined below), 5,000 of which will have time-based restrictions and 5,000 of which will have performance-based restrictions and (iii) 50,000 stock options issued at fair market value and vesting 33% over a three year period. Mr. Eisenfelder is entitled to a severance package equal to a lump sum severance payment equal to one (1) times his annual base salary following a termination by the company for any reason other than cause (as defined in the company's 2004 Executive Stock Incentive Plan filed with the SEC on December 30, 2003 as Appendix C to the company's Proxy Statement (the "2004 Executive Stock Plan"). The company also will enter into a change in control agreement with Mr. Eisenfelder on May 1, 2005, substantially in the form filed with the SEC on October 6, 2004 under Item 1.01 of the company's Current Report on Form 8-K (the "2004 8-K").

Effective March 21, 2005, Ms. Terri Mulcahey, formerly Vice President, Implementation Services, was promoted to the postion of Senior Vice President, Sales and Services. She is an executive officer of the company. Pursuant to the terms of her employment, Ms. Mulcahey is entitled to receive an annual base salary of $275,000 and she is entitled to participate in the company's executive compensation arrangements described in the company's 2005 Proxy Statement, including without limitation, bonus programs and equity compensation plans. In addition, Ms. Mulcahey was granted a sign-on bonus on March 21, 2005, of 10,000 shares of restricted stock under the 2004 Executive Stock Plan, 5,000 of which have time-based restrictions and 5,000 of which have performance-based restrictions. The company also has entered into a change in control agreement with Ms. Mulcahey, effective March 21, 2005, substantially in the form filed with the 2004 8-K.

Item 8.01. Other Events.

On March 23, 2005, the company issued a press release regarding a companywide reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated March 23, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

March 23, 2005	By:	Douglas M. Ventura

Name: Douglas M. Ventura
Title: Execuitve Vice President, Operations, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press Release dated March 23, 2005